                                                                    EXHIBIT 99.2

               Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, John B. Blystone, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of SPX Corporation, and, except as corrected or supplemented in a subsequent covered report:

         o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         o Annual Report on Form 10-K for the year ended December 31, 2001, filed with the Commission on March 21, 2002, of SPX Corporation;

         o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of SPX Corporation, filed with the Commission subsequent to the filing of the Form 10-K identified above, and


         o  any amendments to any of the foregoing.




/s/ John B. Blystone                            Subscribed and sworn to
---------------------------                     before me this 13th day of
John B. Blystone                                August 2002.
Chairman, President and Chief Executive
Officer                                         /s/ Susan H. Mitchell
August 13, 2002                                 ----------------------------
                                                Notary Public
                                                My Commission Expires: 5-29-2007

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               Statement Under Oath of Principal Financial Officer
       Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Patrick J. O'Leary, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of SPX Corporation, and, except as corrected or supplemented in a subsequent covered report:

         o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         o Annual Report on Form 10-K for the year ended December 31, 2001, filed with the Commission on March 21, 2002, of SPX Corporation;

         o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of SPX Corporation, filed with the Commission subsequent to the filing of the Form 10-K identified above, and

         o  any amendments to any of the foregoing.




/s/ Patrick J. O'Leary                          Subscribed and sworn to
---------------------------                     before me this 13th day of
Patrick J. O'Leary                              August 2002.

Vice President, Finance, Treasurer and Chief    /s/ Susan H. Mitchell
Financial Officer                               --------------------------------
August 13, 2002                                 Notary Public
                                                My Commission Expires: 5-29-2007